T. Rowe Price Africa & Middle East Fund

Supplement to Summary Prospectus

Effective immediately, the following information amends the summary prospectus, dated March 1, 2011, and supersedes the supplement, dated July 5, 2011, for the T. Rowe Price Africa & Middle East Fund.

The table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver Bell	Chairman of Investment Advisory Committee	2011	2011

The date of this supplement is October 11, 2011.

F168-042-S    10/11/11